Related party transactions	12 Months Ended
Dec. 31, 2011
Related party transactions [Text Block]
7.	Related party transactions

Related party transactions are in the normal course of operations and are measured at the exchange amount, which is the amount of consideration established and agreed to by the related parties. Related party payables consist of the following at December 31, 2011 and 2010:

	2011	2010

Payable to an affiliate owned by a shareholder	$9,512	$9,512

	$9,512	$9,512

In October 2009 and as amended in July 2010 the Company entered into management agreements with its Chief Executive and Chief Financial Officers. Each agreement is for an initial one year term and will automatically renew annually. Management fees paid to these individuals aggregated $51,000 (2010 - $48,000 and $Nil in 2009) for the year ended December 31, 2011.